Exhibit 99.1

          MidSouth Bancorp, Inc. Reports 3rd Quarter Earnings Up 40%@



    LAFAYETTE, La., Oct. 27 /PRNewswire-FirstCall/ -- MidSouth Bancorp, Inc. (Amex: MSL) ("MidSouth") announced net income of $1,734,567, a 40% increase over the $1,241,673 for the third quarter of 2002 and a 7% increase over the second quarter 2003 earnings of $1,624,141. Basic earnings per share were $.55 for the quarter ended September 30, 2003, a significant increase from the $.39 per share reported for the third quarter of 2002, and up four cents ($.04) from the $.51 per share reported for the second quarter of 2003. Diluted earnings per share were $.52 for the third quarter of 2003 compared to $.38 per share for the third quarter of 2002 and $.49 for the second quarter of 2003. On August 29, 2003, MidSouth paid a 10% stock dividend on its common stock to holders of record on July 31, 2003. Earnings per common share data have been adjusted accordingly.

    Earnings for the nine months ended September 30, 2003 were $4,668,260, a $1,521,211 or 48% increase over the $3,147,049 for the nine months ended September 30, 2002. Basic earnings per share were $1.47 for the first nine months of 2003 compared to $.99 for the first nine months of 2002. Diluted earnings per share were $1.41 and $.97, respectively.

    Substantial declines in interest expense and loan loss provisions accounted for the increases in quarterly and year-to-date comparisons.


     Highlights for the Quarter Ended September 30, 2003
     -- Return on average equity was 21.90% for the third quarter of 2003 compared to 18.92% for the third quarter of 2002. The leverage capital ratio was 8.51% at September 30, 2003 compared to 8.24% at September 30, 2002.
     -- Net interest income totaled $5,112,838 for the third quarter of 2003, up 11% from the $4,589,399 reported for the third quarter 2002. Net interest income increased primarily due to a substantial decline in interest expense combined with a slight increase in interest income due to an increase in the average volume of earning assets.
     -- A decrease in the provision for loan losses of $179,250 boosted earnings for the quarter ended September 30, 2003. A provision totaling $250,000 was expensed during the third quarter of 2003 compared to the $429,250 expensed during the third quarter of 2002.
     -- Total loans grew $11.8 million or 5%, from $235.1 million at September 30, 2002 to $246.9 million at September 30, 2003.
     -- Nonperforming assets as a percentage of total assets decreased from .27% at September 30, 2002 to .22% at September 30, 2003. Net charge-offs to total loans decreased from .35% to .17% for the same periods, respectively.
     -- Total consolidated assets increased $37.6 million or 10%, from $382.2 million at the end of the third quarter of 2002 to $419.8 million at the end of the third quarter of 2003.
     -- Total deposits increased $31.5 million or 9%, from $342.6 million in the third quarter of 2002 to $374.1 million in the third quarter of 2003. The increase resulted primarily from deposits associated with a public fund contract. The contracted funds were deposited on July 1, 2003 and averaged $26.9 million for the third quarter of 2003.
     -- MidSouth increased dividends paid on its common stock by 32% with a 10% stock dividend paid on August 29, 2003 and an increase in cash dividends from five cents ($.05) to six cents ($.06) per common share for the quarter ended September 30, 2003.
     -- MidSouth was recognized in the US Banker as one of the top publicly traded community banks in the country based on a three year average return on equity.
     -- MidSouth announced the opening of a new office in Houma, Louisiana and plans to construct a full service facility there within the next nine months. Opened on September 1, 2003, the new office allows MidSouth's commercial lending division to take an active role in the economic development of the Houma/Terrebonne market.


    MidSouth's common stock is traded on the American Stock Exchange under the symbol MSL.


    The Private Securities Litigation Act of 1995 provides a safe harbor for disclosure of information about a company's anticipated future financial performance. This act protects a company from unwarranted litigation if actual results differ from management expectations. This press release reflects management's current views and estimates of future economic circumstances, industry conditions, MidSouth's performance and financial results. A number of factors and uncertainties could cause actual results to differ from anticipated results and expectations.



     MIDSOUTH BANCORP, INC. AND SUBSIDIARIES
     FINANCIAL HIGHLIGHTS (UNAUDITED)
     (in thousands except per share data)

                                                                                      For The
                                                 For The Quarter                   Quarter Ended
                                                Ended September 30,      %            June 30,        %
    EARNINGS DATA                                2003         2002     Change           2003        Change
    Total interest income                      $6,269       $6,255      0.22%         $5,912         6.04%
    Total interest expense                      1,156        1,666    -30.61%          1,169        -1.11%
    Net interest income                         5,113        4,589     11.42%          4,743         7.80%
    Provision for loan losses                     250          429    -41.72%            100       150.00%
    Non-interest income                         1,990        1,827      8.92%          2,029        -1.92%
    Non-interest expense                        4,504        4,313      4.43%          4,438         1.49%
    Provision for income tax                      614          432     42.13%            610         0.66%
    Net income                                 $1,735       $1,242     39.69%         $1,624         6.83%

    PER COMMON SHARE DATA (A)
    Basic earnings per share                    $0.55        $0.39     41.03%          $0.51         7.84%
    Diluted earnings per share                  $0.52        $0.38     36.84%          $0.49         6.12%

    Book value at end of period                 $9.73        $8.25     17.94%          $9.37         3.84%
    Market price at end of period              $31.70       $11.73    170.25%         $20.77        52.62%
    Weighted average shares outstanding
       Basic                                3,173,956    3,171,456      0.08%      3,173,956         0.00%
       Diluted                              3,325,880    3,241,758      2.59%      3,293,811         0.97%

    AVERAGE BALANCE SHEET DATA
    Total assets                             $426,035     $376,774     13.07%       $393,460         8.28%
    Earning assets                            393,919      345,278     14.09%        361,269         9.04%
    Loans and leases                          244,988      230,948      6.08%        238,763         2.61%
    Interest-bearing deposits                 291,936      257,884     13.20%        260,760        11.96%
    Total deposits                            380,325      337,519     12.68%        350,161         8.61%
    Total stockholders' equity                 31,431       26,040     20.70%         29,403         6.90%

    SELECTED RATIOS                          09/30/2003   09/30/2002                06/30/2003
    Return on average assets                    1.62%        1.31%     23.54%          1.66%        -2.41%
    Return on average total equity             21.90%       18.92%     15.73%         22.15%        -1.14%
    Return on average realized equity (B)      23.51%       20.21%     16.33%         23.54%        -0.13%
    Average equity to average assets            7.38%        6.91%      6.75%          7.47%        -1.28%
    Leverage capital ratio                      8.51%        8.24%      3.28%          8.82%        -3.51%
    CREDIT QUALITY
    Allowance for loan losses as a %
     of total loans                             1.23%        1.28%     -3.91%          1.22%         0.82%
    Nonperforming assets to total assets        0.34%        0.60%    -43.33%          0.37%        -8.11%
    Net charge-offs to total loans              0.17%        0.35%    -52.38%          0.10%        66.94%

     (A) On August 29, 2003, MidSouth paid a 10% stock dividend on its common stock to holders of record on July 31, 2003. Per common share data has been adjusted accordingly.
     (B) Excluding net unrealized gain (loss) on securities available for sale.

     MIDSOUTH BANCORP, INC. and SUBSIDIARIES
     Condensed Consolidated Financial Information (unaudited)
     (in thousands except per share data)

                                 Period Ended        %       Period Ended
    BALANCE SHEET                 Sept. 30,        Change  June 30,   Dec. 31,
    Assets                      2003      2002               2003       2002
    Cash and cash equivalents $18,509   $21,619   -14.39%   $23,218   $27,468
    Securities available-
     for-sale                 115,881    86,478    34.00%    98,602    89,576
    Securities held-to-
     maturity                  23,397    23,583    -0.79%    23,397    23,398
         Total investment
          securities          139,278   110,061    26.55%   121,999   112,974
    Total loans               246,867   235,097     5.01%   241,827   227,052
    Allowance for loan losses  (3,032)   (3,010)    0.73%    (2,951)   (2,891)
         Loans, net           243,835   232,087     5.06%   238,876   224,161
    Premises and equipment     12,018    12,514    -3.96%    12,122    12,322
    Goodwill and other
     intangibles                1,007     1,072    -6.06%     1,023     1,056
    Other assets                5,233     4,917     6.43%     5,002     4,706
         Total assets        $419,880  $382,270     9.84%  $402,240  $382,687

    Liabilities and
     Stockholders' Equity
    Non-interest bearing
     deposits                 $88,923   $84,620     5.09%   $91,602   $94,452
    Interest bearing deposits 285,161   258,002    10.53%   266,598   249,022
    Securities sold under
     agreements to repurchase   6,332     3,724    70.03%     5,066     2,979
    Long-term debt                ---       796  -100.00%       421       568
    Junior subordinated
     debenture                  7,000     7,000     0.00%     7,000     7,000
    Other liabilities           1,477     1,799   -17.90%     1,654     1,547
         Total liabilities    388,893   355,941     9.26%   372,341   355,568
    Total shareholders'
     equity                    30,987    26,329    17.69%    29,899    27,119
         Total liabilities
          and shareholders'
          equity             $419,880  $382,270     9.84%  $402,240  $382,687


     MIDSOUTH BANCORP, INC. and SUBSIDIARIES
     Condensed Consolidated Financial Information (unaudited)
     (in thousands except per share data)

                                              Three Months Ended                     Nine Months Ended
    INCOME STATEMENT                             September 30,           %             September 30,           %
                                               2003        2002        Change        2003        2002        Change
    Interest income                           $6,269      $6,255        0.22%      $18,034     $18,136       -0.56%
    Interest expense                           1,156       1,666      -30.61%        3,591       5,168      -30.51%
         Net interest income                   5,113       4,589       11.42%       14,443      12,968       11.37%
    Provision for loan losses                    250         429      -41.72%          550       1,123      -51.02%
    Service charges on deposit accounts        1,343       1,207       11.27%        3,886       3,441       12.93%
    Gains on securities, net                      10           1      900.00%           98           1     9700.00%
    Other charges and fees                       637         619        2.91%        1,748       1,547       12.99%
         Total non-interest income             1,990       1,827        8.92%        5,732       4,989       14.89%
    Salaries and employee benefits             2,175       2,077        4.72%        6,373       5,995        6.31%
    Occupancy expense                            976         961        1.56%        2,848       2,730        4.32%
    Goodwill and intangible amortization          16          16        0.00%           49          16      206.25%
    Other non-interest expense                 1,337       1,259        6.20%        3,984       3,847        3.56%
         Total non-interest expense            4,504       4,313        4.43%       13,254      12,588        5.29%
    Income before income taxes                 2,349       1,674       40.32%        6,731       4,246       58.53%
    Net income                                $1,735      $1,242       39.69%       $4,668      $3,147       48.33%

    Earnings per share, diluted                $0.52       $0.38       36.84%        $1.41       $0.97       45.36%


     MIDSOUTH BANCORP, INC. and SUBSIDIARIES
     Condensed Consolidated Financial Information (unaudited)
     (in thousands except per share data)

                                       Third   Second  First   Fourth  Third
    INCOME STATEMENT                  Quarter Quarter Quarter Quarter Quarter
                                        2003    2003    2003    2002    2002
    Interest income                    $6,269  $5,912  $5,853  $5,989  $6,255
    Interest expense                    1,156   1,169   1,266   1,541   1,666
         Net interest income            5,113   4,743   4,587   4,448   4,589
    Provision for loan losses             250     100     200     275     429
    Net interest income after
     provision for loan losses          4,863   4,643   4,387   4,173   4,160
    Total non-interest income           1,990   2,029   1,713   1,932   1,827
    Total non-interest expense          4,504   4,438   4,311   4,494   4,313
    Income before income taxes          2,349   2,234   1,789   1,611   1,674
    Income taxes                          614     610     479     329     432
    Net income                         $1,735  $1,624  $1,310  $1,282  $1,242

    Earnings per share, basic           $0.55   $0.51   $0.41   $0.40   $0.39
    Earnings per share, diluted         $0.52   $0.49   $0.40   $0.39   $0.38
    Book value per share                $9.73   $9.37   $8.83   $8.50   $8.25
    Return on Average Equity           21.90%  22.15%  18.76%  18.41%  18.92%


     MIDSOUTH BANCORP, INC. and SUBSIDIARIES
     Condensed Consolidated Financial Information (unaudited)
     (in thousands except per share data)

    Asset Quality Data               Period Ended      %       Period Ended
                                     September 30,  Change   June 30, Dec. 31,
                                     2003     2002             2003     2002

    Nonaccrual loans                 $704     $726   -3.03%    $852     $710
    Loans past due 90 days and over   489    1,275  -61.65%     477      819
    Total nonperforming loans       1,193    2,001  -40.38%   1,329    1,529
    Other real estate owned           233      284  -17.96%     175      175
    Other foreclosed assets           ---      ---              ---       45
    Total nonperforming assets     $1,426   $2,285  -37.59%  $1,504   $1,749

    Nonperforming assets to
     total assets                   0.34%    0.60%  -43.16%   0.37%    0.46%
    Nonperforming assets to
     total loans + OREO + other
     foreclosed assets              0.58%    0.97%  -40.52%   0.62%    0.77%
    ALL to nonperforming assets   212.54%  131.75%   61.32% 196.22%  165.30%
    ALL to nonperforming loans    254.05%  150.42%   68.89% 222.03%  189.07%
    ALL to total loans              1.23%    1.28%   -4.08%   1.22%    1.27%

    Year-to-date charge-offs         $599     $929  -35.52%    $348   $1,364
    Year-to-date recoveries           190      111   71.17%     108      152
    Year-to-date net charge-offs      409      818  -50.00%     240    1,212
    Net charge-offs to total loans  0.17%    0.35%  -51.43%   0.10%    0.53%



SOURCE  MidSouth Bancorp, Inc.
    -0-                             10/27/2003
    /CONTACT: Sally Gary, Investor Relations, +1-337-267-4202, or sallyg@midsouthbank.com , or Teri Stelly, Controller, +1-337-267-4208, or
C. R. Rusty Cloutier, President, +1-337-267-4201, all of MidSouth Bancorp,
Inc./
    (MSL)

CO:  MidSouth Bancorp, Inc.
ST:  Louisiana
IN:  FIN
SU:  ERN